Note 15 - Financial Risk Management - Maximum Exposure to Credit Risk to the Carrying Value of Cash, Term Deposits, and Accounts Receivable (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Statement Line Items [Line Items]
Cash	$ 68,707	$ 29,955
Accounts receivable (Note 8)	1,559	708
Juanicipio loans (Notes 9 & 18)	94,414	104,653
Maximum exposure of cash, term deposits, and accounts receivable to credit risk	$ 164,680	$ 135,316